TAXES BASED ON INCOME	12 Months Ended
Jan. 03, 2015
Taxes Based on Income
TAXES BASED ON INCOME

NOTE 14. TAXES BASED ON INCOME

        Taxes based on income (loss) were as follows:

(In millions)	2014	2013	2012

Current:
U.S. federal tax	$14.5	$1.9	$(18.7)
State taxes	(.2)	.3	(2.4)
International taxes	115.0	107.3	101.2

	129.3	109.5	80.1

Deferred:
U.S. federal tax	(21.4)	(11.2)	9.5
State taxes	8.0	1.3	(9.3)
International taxes	(2.6)	19.2	(.3)

	(16.0)	9.3	(.1)

Provision for income taxes	$113.3	$118.8	$80.0

        The principal items accounting for the difference between taxes computed at the U.S. statutory rate and taxes recorded were as follows:

(In millions)	2014	2013	2012

Computed tax at 35% of income before taxes	$127.5	$127.1	$83.1
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	1.4	2.4	1.1
Foreign earnings taxed at different rates (1)(2)	(15.9)	(14.7)	11.8
Valuation allowance	16.0	(4.3)	(23.6)
Corporate owned life insurance	(4.2)	(6.9)	(5.5)
U.S. federal research and development tax credits	(1.6)	(7.0)	–
Tax contingencies and audit settlements	(2.7)	23.1	9.4
Expiration of carryforward items	1.4	2.5	4.8
Other items, net	(8.6)	(3.4)	(1.1)

Provision for income taxes	$113.3	$118.8	$80.0

(1)	Included foreign earnings taxed in the U.S., net of credits, for all years.
(2)	Included $12.1 million and $11.2 million of expense related to the accrual of U.S. taxes on certain foreign earnings for 2013 and 2012, respectively. For 2014, there was no such accrual.

        Income (loss) from continuing operations before taxes from our U.S. and international operations was as follows:

(In millions)	2014	2013	2012

U.S.	$3.5	$(36.2)	$(125.7)
International	360.9	399.3	363.3

Income from continuing operations before taxes	$364.4	$363.1	$237.6

        The effective tax rate for continuing operations was 31.1%, 32.7%, and 33.7% for fiscal years 2014, 2013, and 2012, respectively. The 2014 effective tax rate for continuing operations included the following: tax benefits for changes in certain tax reserves, including interest and penalties, of $10.2 million resulting from settlements of audits and $18.1 million resulting from lapses and statute expirations; a repatriation tax benefit of $9.8 million related to certain foreign losses; tax expense of $9.1 million from the taxable inclusion of a net foreign currency gain related to the revaluation of certain intercompany loans; tax expense of $10.6 million related to our change in estimate of the potential outcome of uncertain tax issues in China and Germany; and state tax expense of $2.5 million primarily related to gains arising as a result of certain foreign reorganizations. Additionally, the 2014 effective tax rate for continuing operations included a net tax benefit of $.9 million from out-of-period adjustments to properly reflect the valuation allowance related to state deferred tax assets, uncertain tax positions, the cumulative tax effect of currency translation associated with a foreign branch investment, and deferred taxes related to acquisitions completed in 2002 and 2003. The impact of these out-of-period adjustments, individually and in the aggregate, was not material to the periods reported or to any previous financial statements.

        The 2013 effective tax rate for continuing operations reflected $11 million of benefit from adjustments to federal income tax, primarily due to the enactment of the American Taxpayer Relief Act of 2012 ("ATRA"), and $18.8 million of net expense related to changes in certain tax reserves and valuation allowances. Additionally, the effective tax rate for 2013 reflected a benefit of $11.2 million from favorable tax rates on certain earnings from our operations in lower-tax jurisdictions throughout the world, offset by $12.1 million of expense related to the accrual of U.S. taxes on certain foreign earnings.

        The 2012 effective tax rate for continuing operations reflected $6.2 million of benefit from the release of a valuation allowance on certain state tax credits and $11.2 million of expense related to the accrual of U.S. taxes on certain foreign earnings. Additionally, the effective tax rate for 2012 was negatively impacted by approximately $5 million from the statutory expiration of federal research and development tax credits on December 31, 2011.

        On December 19, 2014, the Tax Increase Prevention Act of 2014 was enacted, retroactively extending the controlled foreign corporation ("CFC") look-through rule and the federal research and development credit, which expired on December 31, 2014. The retroactive effects were recognized in the fourth quarter of 2014. The retroactive effects of the extension of the CFC look-through rule did not have a material impact on our effective tax rate or operating results after taking into consideration tax accruals related to our repatriation assertions.

        On January 2, 2013, ATRA was enacted, retrospectively extending the federal research and development credit for amounts paid or incurred after December 31, 2011 and before January 1, 2014. The retroactive effects were recognized in the first quarter of 2013. ATRA also retroactively extended the CFC look-through rule that had expired on December 31, 2011. For periods in which the look-though rule was effective, certain dividends, interest, rents, and royalties received or accrued by a CFC of a U.S. multinational enterprise from a related CFC are excluded from U.S. federal income tax. The retroactive effects of the extension of the CFC look-through rule did not have a material impact on our effective tax rate or operating results after taking into consideration tax accruals related to our repatriation assertions. The extensions of the CFC look-through rule and the research and development credit expired on December 31, 2013.

        Deferred income taxes have not been provided on approximately $2.2 billion of undistributed earnings of foreign subsidiaries as of January 3, 2015 since these amounts are intended to be indefinitely reinvested in foreign operations. It is not practicable to calculate the deferred taxes associated with these earnings because of the variability of multiple factors that would need to be assessed at the time of any assumed repatriation; however, foreign tax credits would likely be available to reduce federal income taxes in the event of distribution. In making this assertion, we evaluate, among other factors, the profitability of our U.S. and foreign operations and the need for cash within and outside the U.S., including cash requirements for capital improvements, acquisitions, market expansion, and stock repurchase programs.

        Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2014	2013

Accrued expenses not currently deductible	$40.7	$44.7
Net operating losses	277.7	306.2
Tax credit carryforwards	104.2	129.2
Postretirement and postemployment benefits	97.6	100.8
Pension costs	154.0	95.7
Inventory reserves	9.1	8.6
Other assets	9.2	6.2
Valuation allowance	(75.0)	(59.0)

Total deferred tax assets (2)	617.5	632.4

Depreciation and amortization	(121.8)	(127.8)
Repatriation accrual (1)	1.9	(52.9)
Foreign operating loss recapture	(118.0)	(136.5)
Other liabilities	(3.0)	(1.8)

Total deferred tax liabilities (2)	(240.9)	(319.0)

Total net deferred tax assets	$376.6	$313.4

(1)

Included in the repatriation accrual as of January 3, 2015 was a net deferred tax liability of $4.4 million associated with the future tax cost to repatriate non-permanently reinvested earnings of our foreign subsidiaries which is more than offset by a contra deferred tax liability of $6.3 million related to unrealized foreign exchange losses associated with earnings of our foreign subsidiaries that can be repatriated to the U.S. in future periods without incurring any additional U.S. federal income taxes.

(2)	Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities.

        A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized. The valuation allowance at January 3, 2015 and December 28, 2013 was $75 million and $59 million, respectively.

        Net operating loss carryforwards of foreign subsidiaries at January 3, 2015 and December 28, 2013 were $928.7 million and $1.06 billion, respectively. Tax credit carryforwards of both domestic and foreign subsidiaries at January 3, 2015 and December 28, 2013 totaled $104.2 million and $129.2 million, respectively. If unused, foreign net operating losses and tax credit carryforwards will expire as follows:

(In millions)	Net Operating Losses (1)	Tax Credits

Expires in 2015	$15.3	$.6
Expires in 2016	8.1	.7
Expires in 2017	15.5	.4
Expires in 2018	16.5	23.9
Expires in 2019	4.6	33.2
Expires in 2020	17.7	15.9
Expires in 2021	8.2	.3
Expires in 2022	2.8	9.6
Expires in 2023	13.7	5.2
Expires in 2024	3.3	.3
Expires in 2025	–	.1
Expires in 2026	–	1.2
Expires in 2027	–	.1
Expires in 2028	–	.1
Expires in 2029	1.8	.1
Expires in 2030	.4	–
Expires in 2031	.6	–
Expires in 2032	1.1	–
Expires in 2033	–	1.8
Expires in 2034	–	1.6
Indefinite life/no expiration	819.1	9.1

Total	$928.7	$104.2

(1)	Net operating losses are presented before tax effect

        Based on current projections, certain indefinite-lived foreign net operating losses may take up to 50 years to be fully utilized.

        We do not anticipate the expected expiration of our remaining tax holidays in Thailand and Vietnam between 2015 and 2016 to have a material effect on our effective tax rate, operating results, or financial condition.

Unrecognized Tax Benefits

        As of January 3, 2015, our unrecognized tax benefits totaled $122.6 million, $98.7 million of which, if recognized, would reduce our annual effective income tax rate. As of December 28, 2013, our unrecognized tax benefits totaled $137.2 million, $96.7 million of which, if recognized, would reduce our annual effective income tax rate.

        Where applicable, we recognize potential accrued interest and penalties related to unrecognized tax benefits from our global operations in income tax expense. We recognized a tax benefit of $1.3 million, and tax expense of $2.7 million and $5.5 million in the Consolidated Statements of Income in 2014, 2013, and 2012, respectively. We have accrued $26.7 million and $29.2 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at January 3, 2015 and December 28, 2013, respectively.

        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2014	2013

Balance at beginning of year	$137.2	$121.6
Additions based on tax positions related to the current year	18.2	20.1
Additions for tax positions of prior years	7.8	8.3
Reductions for tax positions of prior years:
Changes in judgment	(1.8)	(4.0)
Settlements	(15.8)	(2.6)
Lapses and statute expirations	(13.8)	(6.2)
Changes due to translation of foreign currencies	(9.2)	–

Balance at end of year	$122.6	$137.2

        The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of relevant risks, facts, and circumstances existing at that time. We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. As of the date the 2014 financial statements are being issued, we and our U.S. subsidiaries have completed the Internal Revenue Service's Compliance Assurance Process Program through 2013. We are subject to routine tax examinations in other jurisdictions. With a few exceptions, we are no longer subject to examinations by tax authorities for years prior to 2006.

        It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $12 million, as a result of settlements and closing tax years.